Exhibit 99.33

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
          Series 1998-11C, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     353,960.90
                                                                  --------------
        (b)    Interest                                        $     601,893.41
                                                                  --------------
        (c)    Total                                           $     955,854.31
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     301,021.39
                                                                  --------------
        (b)    Interest                                        $     512,195.78
                                                                  --------------
        (c)    Total                                           $     813,217.17
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $      52,939.51
                                                                  --------------
        (b)    Interest                                        $      89,697.63
                                                                  --------------
        (c)    Total                                           $     142,637.14
                                                                  --------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                       $     163,566.27
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $   1,575,940.14
                                                                  --------------
        (b)    Interest                                        $       9,005.22
                                                                  --------------
        (c)    Total                                           $   1,584,945.36
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during  the prior month:                               $           0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                      $ 101,393,369.39
                                                                 ---------------

13.     Available Funds:                                       $   2,652,476.30
                                                                 ---------------

14.     Realized Losses for prior month:                       $           0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                      $         0.00
                                                                    ------------

17.      Compensating Interest Payment:                          $     1,390.23
                                                                    ------------

18.      Total interest payments:                                $   559,008.99
                                                                    ------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable      Pay-out Rate
-----      --------        -------------------     -------      ------------
3PO   $             0.00   $              0.00   $       0.00   %0.000000000
SUP3  $        31,354.15   $              0.00   $  31,354.15   %0.395740686
3A    $       545,226.94   $              0.00   $ 545,226.94   %6.500000023
3M    $         6,124.60   $              0.00   $   6,124.60   %6.499999624
3B1   $         3,059.65   $              0.00   $   3,059.65   %6.499992768
3B2   $         1,529.83   $              0.00   $   1,529.83   %6.500013897
3B3   $         1,228.10   $              0.00   $   1,228.10   %6.500020179
3B4   $           915.78   $              0.00   $     915.78   %6.500009878
3B5   $           924.09   $              0.00   $     924.09   %6.500015270
3R    $             0.00   $              0.00   $       0.00   %0.000000000

20.      Principal Distribution Amount:                         $  2,093,467.31
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class 3PO                $             1,088.68       $         0.00
        Class SUP3               $                 0.00       $         0.00
        Class 3A                 $         2,083,677.35       $         0.00
        Class 3M                 $             3,866.76       $         0.00
        Class 3B1                $             1,931.71       $         0.00
        Class 3B2                $               965.85       $         0.00
        Class 3B3                $               775.36       $         0.00
        Class 3B4                $               578.18       $         0.00
        Class 3B5                $               583.42       $         0.00
        Class 3R                 $                 0.00       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 3B1        $              0.00     $              0.00
                 3B2        $              0.00     $              0.00
                 3B3        $              0.00     $              0.00
                 3B4        $              0.00     $              0.00
                 3B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                               $          0.00
                                                                   -------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-3B1       X
         Class-3B2       X
         Class-3B3       X
         Class-3B4       X
         Class-3B5       X

 2.     Base Servicing Fee amount:                              $     19,824.07
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     31,354.15
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------

                                             Category A  Category B  Category C
 5.     Senior Percentage:            % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 6.     Group I Senior Percentage:
                                      % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 7.     Group II Senior Percentage:
                                      % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 8.     Senior Prepayment Percentage:
                                      % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                   % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                   % N/A     N/A         N/A         N/A
                                       -----    ----    --------    --------

 11.    Junior Percentage:            % N/A
                                       -----

 12.    Junior Prepayment Percentage:
                                      % N/A
                                       -----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations